UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2018 (December 6, 2018)

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio		44143
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (440) 461-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 6, 2018, William M. Cody notified the company that he has decided to retire in January 2020. Mr. Cody has served as the company’s Chief Investment Officer for over 15 years and is one of its named executive officers. This notice allows lead time for the company to conduct a search for Mr. Cody’s replacement and to assist with the orderly transition of duties to his successor.

Item 7.01 Regulation FD Disclosure.

On December 12, 2018, The Progressive Corporation issued a news release containing:

•	financial results for the Company and its consolidated subsidiaries for the month of, and year-to-date period ended, November 2018;

•	an announcement of the Board of Directors' declaration of the Company's variable dividend for 2018 and the procedures related thereto;

•	an announcement of the Board of Directors' termination of the current annual variable dividend policy and the adoption of a new common share dividend policy; and

•	an announcement of the Board of Directors setting the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting of shareholders.

The announcements related to the dividend matters are included in the Monthly Commentary at the end of the release. A copy of the news release is attached hereto as Exhibit 99.1 and a New Dividend Policy Q&A is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index on page 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 12, 2018
THE PROGRESSIVE CORPORATION

By: /s/ Jeffrey W. Basch
Name: Jeffrey W. Basch
Title: Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description
99	99.1
News release dated December 12, 2018, containing financial results of The Progressive Corporation and its consolidated subsidiaries for the month of, and year-to-date period ended, November 2018, and announcements of dividend information and 2019 annual meeting record date.

99	99.2	New Dividend Policy Q&A